Reverse Recapitalization	12 Months Ended
Dec. 31, 2019
Reverse Recapitalization
Reverse Recapitalization

NOTE 3 - REVERSE RECAPITALIZATION

On December 30, 2019, Intellisense and Medigus completed the Exchange Agreement accounted for as a reverse recapitalization transaction. Pursuant to the Exchange Agreement, Intellisense issued to Medigus 16,130,952 share. Upon such issuance, ScoutCam Ltd. became a wholly-owned subsidiary of Intellisense On December 31, 2019, Intellisense Solutions Inc. changed its name to ScoutCam Inc.

Immediately prior to the Closing Date the Company’s outstanding common stock was comprised of 3,927,346 shares of common stock $0.001 par value, of which 1,352,666 shares were issued immediately prior to the Closing Date as part of the conversion of promissory notes to related parties and the exercise of warrants by related parties, employees and service providers.

Also on the Closing Date, 3,413,312 units, each comprised of two shares of common stock par value USD 0.001 per share, one Warrant A (as defined below) and two Warrants B (as defined below), were issued to investors as part of the financing transaction that the Company was obligated to secure prior to the closing. The immediate gross proceeds from the issuance of the units amounted to approximately USD 3.3 million.

Each Warrant A is exercisable into one share of common stock of the Company at an exercise price of USD 0.595 per share during the12 month period following the allotment. Each Warrant B is exercisable into one share of common stock of the Company at an exercise price of USD 0.893 per share during the 18 month period following the allotment.

While ScoutCam Inc. was the legal acquirer, ScoutCam Ltd. was treated as the acquiring company for accounting purposes as the Exchange Agreement was accounted for as a reverse recapitalization which is equivalent to the issuance of 10,753,969 shares by ScoutCam Ltd, for the net monetary assets of ScoutCam Inc. As a result, the financial statements of the Company prior to the Closing Date are the historical financial statements of ScoutCam Ltd. The financial statements of the Company after the Closing Date reflect the results of the operations of ScoutCam Ltd. and ScoutCam Inc. on a combined basis. The net acquired assets of the Company as of the Closing Date was $3,040 thousands. There were no fair value adjustments necessary to perform as the carrying values of the net acquired assets approximated fair value. Further, given the nature of the operations of ScoutCam Inc. prior to the Closing Date, there were no intangible assets, including goodwill, established as a result of the Exchange Agreement.

Under the Exchange Agreement, the number of shares of common stock and USD amount for common stock is based on the nominal value and the shares of common stock issued by ScoutCam Inc. (reflecting the legal structure of ScoutCam Inc. as the legal acquirer) on the Closing Date plus shares of common stock issued by ScoutCam Inc. as part of the Exchange Agreement as described above. Historical stockholders’ equity reflects the accounting acquirer, except for share number and USD amount adjusted for the shares exchange ratio pursuant to the Exchange Agreement amounting to 8.065.